LEHMAN BROTHERS
                             DERIVED INFORMATION


                         $279,336,000 (Approximate)
                    Lehman FHA Title I Loan Trust 1996-2
                     Lehman ABS Corporation (Depositor)
                The First National Bank Of Keystone (Seller)
                     Norwest Bank N.A. (Master Servicer)



- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      1



                  ASSET BACKED SECURITIES MARKETING SUMMARY
       $279,336,000 (Approximate)                        AS OF 4/12/96
                    Lehman FHA Title I Loan Trust 1996-2
                     Lehman ABS Corporation (Depositor)
                The First National Bank Of Keystone (Seller)
                     Norwest Bank N.A. (Master Servicer)


          Securities Offered:
                                                                Wtd. Avg.      Principal
                        Initial                               Life/Modified     Payment           Expected
                          Size          Loan       Credit      Duration(1)       Window            Ratings
             Class       ($MM)         Group      Priority      @ 14% CPR        (1)(3)         (Moody's/S&P)
          To Maturity
              A-1       $47.196       Group I       Senior       0.53/0.50        1-12            Aaa/AAA
              A-2       $97.036       Group I       Senior       2.45/2.17       12-48            Aaa/AAA
              A-3       $43.333       Group I       Senior       5.00/4.06       48-72            Aaa/AAA
              A-4       $32.907       Group I       Senior       7.00/5.24       72-97            Aaa/AAA
              A-5       $51.036       Group I       Senior      10.46/6.86       97-163           Aaa/AAA
              A-6        $7.828       Group II      Senior       2.94/2.45        1-84            Aaa/AAA
          To Call
              A-5       $51.036       Group I       Senior      10.12/6.74       97-136           Aaa/AAA
              A-6        $7.828       Group II      Senior       2.94/2.45        1-84            Aaa/AAA

          Notes
          (1) The Weighted Average life, Modified Duration and Principal Payment Window shown in the table above assume settlement on April 17, 1996.
          (2) Modified duration was based on an example yield and corresponding expected coupons.
          (3) The Principal Payment Window is expressed as the number of payment periods from April 17, 1996.


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      2

Transaction Specifics:

     Delay Days:                    24 day delay on bonds

     Interest Accrual Period:       Calendar Month Preceding month of Distribution - 30/360 day basis

     Managers:                      Lehman Brothers (Lead Manager)

     Collateral:                    The collateral consists of 18,991 loans amounting to $287,733,632.  The loans are categorized as Group I and Group II Loans.

                                    The Group I Loans are secured by real estate and amount to $279,905,900.  The Group I
                                    Loan pool consists of 92.96% FHA Title I Home Improvement Loans, 1.18% FHA Title I
                                    Manufactured Housing Loans and 5.86% "A" Quality Loans.

                                    The Group II Loans are unsecured and amount to $7,827,731 and are all FHA Title I Home
                                    Improvement loans.

     Legal Final:                   Class A-1(Group I Certificates):            April 25, 2002

                                    Class A-2 (Group I Certificates):           March 25, 2008

                                    Class A-3 (Group I Certificates):           October 25, 2009

                                    Class A-4 (Group I Certificates):           November 25, 2010

                                    Class A-5: (Group I Certificates):          April 25, 2013

                                    Class A-6: (Group II Certificates):         May 25, 2004

     ERISA:                         The Group I Certificates are expected to be ERISA eligible.

                                    The Group II Certificates are NOT expected to be ERISA eligible.

     SMMEA:                         The Certificates are NOT SMMEA qualifying.

     Distribution Date:             The 25th of each month, beginning May 25, 1996.

     Expected Pricing:              April 12, 1996

     Dated Date:                    April 1, 1996

     Settlement                     April 17, 1996, with accrued interest from April 1, 1996

     Trustee:                       First Bank, N.A.

     Optional Redemption:           Cleanup call when the aggregate Pool Balance of both Group I and Group II Loans as a percentage of the initial aggregate Pool Balance is less than 10%.

     Tax Status:                    An election will be made to treat Group I Loans as a REMIC.  The Group I Certificates will constitute "regular interest".  Group II Certificates will be considered a beneficial interest in a grantor trust.



Pre-Funding Account:                Unlike previous transactions, no prefunding account will be established.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      3

Credit Enhancement:

                                    Group I Certificates

                                    (i) Monthly Subordination of Excess Spread;

                                    (ii) FHA Title I Insurance on the pool (which covers approximately 90% of the defaulted principal balance of the loans and certain of the accrued interest) up to
                                    9.58% of the initial pool of FHA Title I loans;

                                    (iii) overcollateralization - initially in the amount of 3.00% of the Group I Loan balance ($8,397,900);

                                    (iv) a 100% Surety Bond from Capital Markets Assurance Corporation (CapMAC) which covers timely interest and ultimate principal.


                                    Group II Certificates

                                    (i) Monthly subordination of Excess Spread;

                                    ((ii) FHA Title I Insurance on the pool (which covers approximately 90% of the defaulted principal balance of the loans and certain of the accrued interest) up to
                                    9.58% of the initial pool of FHA Title I loans;

                                    (iii) a 100% Surety Bond from Capital Markets Assurance Corporation (CapMAC) which covers timely interest and ultimate principal.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      4

Prepayment Sensitivity Information

                                             Projected Performance Under Varying CPR Assumptions (1)
Prepayments Speeds (CPR)                0%            4%             8%           12%            14%           16%          18%
To Maturity
Class A-1
Avg. Life/Duration (years) (2) (3)   3.19/2.71      1.33/1.22     0.82/0.77     0.60/0.57      0.53/0.50     0.47/0.45    0.43/0.41

Payment Window (month) (2) (4)          1-72          1-33           1-20          1-14          1-12          1-11         1-10

Class A-2
Avg. Life/Duration (years) (2) (3)   9.37/6.66      5.85/4.61     3.87/3.26     2.80/2.45      2.45/2.17     2.17/1.94    1.94/1.75

Payment Window (month) (2) (4)         72-143        33-106         20-75         14-55          12-48         11-43        10-38

Class A-3
Avg. Life/Duration (years) (2) (3)   12.78/8.09    10.13/6.96     7.52/5.62     5.67/4.51      5.00/4.06     4.45/3.68    3.99/3.36

Payment Window (month) (2) (4)        143-162        106-136        75-106        55-81          48-72         43-64        38-58

Class A-4
Avg. Life/Duration (years) (2) (3)   14.09/8.35    12.27/7.70     9.95/6.73     7.85/5.70      7.00/5.24     6.28/4.82    5.66/4.44

Payment Window (month) (2) (4)        162-175        136-158       106-133        81-108         72-97         64-87        58-79

Class A-5
Avg. Life/Duration (years) (2) (3)   15.29/8.62    14.44/8.36     13.07/7.89    11.34/7.23    10.46/6.86     9.61/6.49    8.83/6.12

Payment Window (month) (2) (4)        175-191        158-188       133-182       108-171        97-163        87-155       79-146

Class A-6
Avg. Life/Duration (years) (2) (3)   4.14/3.34      3.75/3.06     3.40/2.80     3.09/2.56      2.94/2.45     2.81/2.35    2.68/2.25

Payment Window (month) (2) (4)          1-84          1-84           1-84          1-84          1-84          1-84         1-84

To Call
Class A-5
Avg. Life/Duration (years) (2) (3)   15.24/8.60    14.33/8.32     12.87/7.83    11.03/7.12    10.12/6.74     9.25/6.34    8.46/5.96

Payment Window (month) (2) (4)        175-187        158-179       133-166       108-146        97-136        87-125       79-115

Class A-6
Avg. Life/Duration (years) (2) (3)   4.14/3.34      3.75/3.06     3.40/2.80     3.09/2.56      2.94/2.45     2.81/2.35    2.68/2.25

Payment Window (month) (2) (4)          1-84          1-84           1-84          1-84          1-84          1-84         1-84

         (1)   These assumptions may change and are subject to pricing.
         (2)   The Weighted Average life, Modified Duration and Principal Payment Window shown in the table above assume settlement on April 17, 1996.
         (3)   Modified duration was based on an example yield and corresponding expected coupons.
         (4)   The Principal Payment Window is expressed as the number of payment periods from April 17, 1996.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      5


Summary Description of the Receivables Pool:

As of the Cut-Off Date (3/31/96) the collateral pool had the following characteristics:

     o   fully amortizing

     o   fixed contractual rate of interest

     o   level payments over the term of each loan

     o   interest computed using the actuarial method.



As of the March 31, 1996 cut-off date the initial pool had the following characteristics:

                                                                 Group I Loans       Group II Loans
       Total Outstanding Mortgage Loan Balance:                  $279,905,900          $7,827,731
       Total Number of Loans:                                       17,251                1,740

       Average Original Loan Principal Balance:                     $16,503              $4,774
              Range:                                            $950 - $60,000        $995 - $7,500

       Weighted Average Loan Rate:                                  13.689%              14.457%
              Range:                                            8.50% - 18.00%        10% - 18.00%

       Weighted Average Maturity:                                 194 months            84 months
              Range:                                            3 mos - 240 mos      8 mos - 240 mos

       Loan Purpose:
       Title I Home Improvement                                  $260,201,848          $7,827,731
       Title I Manufactured Housing                                $3,308,996             none
       Non-FHA Loans or "A" Quality Loans                         $16,395,056             none

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      6

                        Summary Collateral Statistics
                Original Principal Balances of Group I Loans

Range of Principal Balance            Count               Balance              %
         0.01- 5,000.00               1,246             4,429,289.16          1.58
     5,000.01-10,000.00               3,711            28,159,649.04         10.06
    10,000.01-15,000.00               3,819            49,956,881.17         17.85
    15,000.01-20,000.00               2,056            36,651,646.98         13.09
    20,000.01-25,000.00               5,988           147,364,527.49         52.65
    25,000.01-30,000.00                 335             9,262,036.42          3.31
    30,000.01-35,000.00                  32             1,043,574.08          0.37
    35,000.01-40,000.00                  21               764,588.40          0.27
    40,000.01-45,000.00                   6               244,933.92          0.09
    45,000.01-50,000.00                  14               672,324.19          0.24
    50,000.01-55,000.00                   1                50,956.52          0.02
    55,000.01-60,000.00                  22             1,305,492.73          0.47
    Totals:                          17,251           279,905,900.10        100.00

                Original Principal Balances of Group II Loans

  Range of Principal Balance          Count                Balance             %
        0.01- 5,000.00                1,081             3,757,900.48         48.01
    5,000.01-10,000.00                  659             4,069,830.96         51.99
    Totals:                           1,740             7,827,731.44        100.00

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      7

                        Summary Collateral Statistics
               Loan Rates as of Cut-Off Date of Group I Loans

    Coupon                    Count                 Balance                     %
 8.001- 8.500                    1                   9,943.86                  0.00
 9.501-10.000                   27                 538,840.81                  0.19
10.001-10.500                    6                  82,655.44                  0.03
10.501-11.000                  276               5,995,547.82                  2.14
11.001-11.500                   55                 720,817.44                  0.26
11.501-12.000                1,827              34,425,095.06                 12.30
12.001-12.500                  312               4,407,717.79                  1.57
12.501-13.000                3,423              63,710,047.46                 22.76
13.001-13.500                  570               7,469,145.64                  2.67
13.501-14.000                5,604              93,498,529.11                 33.40
14.001-14.500                  704               7,899,248.28                  2.82
14.501-15.000                2,715              41,807,498.72                 14.94
15.001-15.500                  413               4,124,366.83                  1.47
15.501-16.000                1,140              13,183,640.94                  4.71
16.001-16.500                   42                 538,211.44                  0.19
16.501-17.000                   78               1,178,483.16                  0.42
17.001-17.500                    2                  19,134.96                  0.01
17.501-18.000                   56                 296,975.34                  0.11

Totals:                     17,251             279,905,900.10                100.00

                Loan Rates as of Cut-Off Date of Group II Loans

   Coupon                    Count                Balance                      %
 9.501-10.000                   1                   4,656.61                  0.06
11.001-11.500                   3                  18,741.81                  0.24
11.501-12.000                  65                 332,313.07                  4.25
12.001-12.500                  62                 271,934.52                  3.47
12.501-13.000                 104                 507,774.57                  6.49
13.001-13.500                  60                 290,110.06                  3.71
13.501-14.000                 442               1,952,243.54                 24.94
14.001-14.500                 308               1,468,504.16                 18.76
14.501-15.000                 319               1,362,765.95                 17.41
15.001-15.500                 102                 476,125.77                  6.08
15.501-16.000                 198                 870,251.97                 11.12
16.001-16.500                   2                  12,133.36                  0.16
16.501-17.000                   8                  35,598.64                  0.45
17.001-17.500                   1                   2,768.56                  0.04
17.501-18.000                  65                 221,808.85                  2.83

Totals:                     1,740               7,827,731.44                100.00

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      8

                        Summary Collateral Statistics
             Number of Months Since Origination of Group I Loans

Range of Months Since
   Origination                 Count                Balance                    %
Less than or equal to 0        2,481               45,323,038.96             16.19
 1- 6                          9,110              167,084,798.69             59.69
 7-12                          1,685               21,003,142.27              7.50
13-18                          2,497               29,402,717.86             10.50
19-24                            676                7,592,817.04              2.71
25-30                            146                1,978,928.24              0.71
31-36                            319                3,081,884.88              1.10
37-42                             59                  733,451.16              0.26
43-48                             81                1,043,594.52              0.37
49-54                             56                  773,525.95              0.28
55-60                             37                  523,014.56              0.19
61-66                             49                  673,551.88              0.24
67-72                             41                  523,218.28              0.19
73-78                              2                   29,200.27              0.01
79-84                              4                   50,976.53              0.02
85-90                              4                   44,190.43              0.02
91-96                              3                   32,092.71              0.01
97-102                             1                   11,755.87              0.00

Totals:                       17,251              279,905,900.10            100.00

             Number of Months Since Origination of Group II Loans

Range of Months Since
   Origination                Count                 Balance                    %
Less than or equal to 0        254                1,193,238.10               15.24
 1- 6                          839                3,811,740.58               48.70
 7-12                          613                2,700,298.04               34.50
13-18                            3                   11,641.40                0.15
19-24                           10                   33,769.84                0.43
31-36                            1                    2,795.71                0.04
37-42                           20                   74,247.77                0.95

Totals:                      1,740                7,827,731.44              100.00


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                   9

                        Summary Collateral Statistics
           Months Remaining To Scheduled Maturity of Group I Loans

Remaining Term                 Count                 Balance                    %
  1- 12                         15                   20,098.78                 0.01
 13- 24                         74                  183,417.91                 0.07
 25- 36                        164                  591,464.92                 0.21
 37- 48                        377                1,629,900.51                 0.58
 49- 60                        545                2,995,786.99                 1.07
 61- 72                        353                1,985,651.33                 0.71
 73- 84                        448                3,050,985.17                 1.09
 85- 96                        274                2,208,307.85                 0.79
 97-108                        854                7,339,419.65                 2.62
109-120                      1,469               14,885,464.37                 5.32
121-132                        236                2,708,461.89                 0.97
133-144                        262                3,004,676.07                 1.07
145-156                        289                3,945,150.72                 1.41
157-168                      1,481               20,678,077.55                 7.39
169-180                      4,648               80,248,256.87                28.67
193-204                          8                  162,619.47                 0.06
205-216                         16                  337,464.34                 0.12
217-228                        525               11,232,878.68                 4.01
229-240                      5,213              122,697,817.03                43.84

Totals:                     17,251              279,905,900.10               100.00

           Months Remaining To Scheduled Maturity of Group II Loans

Remaining Term                Count                 Balance                    %
  1- 12                         5                   9,156.02                  0.12
 13- 24                        68                 139,046.90                  1.78
 25- 36                       151                 451,981.84                  5.77
 37- 48                       140                 462,397.34                  5.91
 49- 60                       449               1,822,711.30                 23.29
 61- 72                        98                 447,282.00                  5.71
 73- 84                       268               1,287,614.53                 16.45
 85- 96                        72                 367,214.65                  4.69
 97-108                        26                 121,563.50                  1.55
109-120                       343               1,992,207.33                 25.45
121-132                         3                  11,365.14                  0.15
133-144                        65                 380,647.60                  4.86
169-180                        47                 299,148.68                  3.82
229-240                         5                  35,394.61                  0.45

Totals:                     1,740               7,827,731.44                100.00


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      10

                        Summary Collateral Statistics
  Mortgaged Property Geographical Distribution by State of Group I Loans (1)

          States            Count              Balance                  %
           AL                  6                  42,234.57            0.02
           AR                757               6,640,438.54            2.37
           AZ                450               8,505,728.10            3.04
           CA              7,636             161,770,758.86           57.79
           CO                642               8,611,149.61            3.08
           CT                  3                  35,015.76            0.01
           FL                376               5,307,529.54            1.90
           GA                326               3,850,274.20            1.38
           HI                  5                 103,734.09            0.04
           IA                 14                 199,017.30            0.07
           ID                 33                 562,893.87            0.20
           IL                243               3,237,812.97            1.16
           IN                104               1,197,869.10            0.43
           KS                 51                 491,914.97            0.18
           KY                 49                 608,441.13            0.22
           LA                216               2,589,283.21            0.93
           MA                  6                 114,270.45            0.04
           MD                  9                 140,711.67            0.05
           MI                116                 724,237.81            0.26
           MO                140               1,543,595.95            0.55
           MS                339               3,714,591.46            1.33
           NC                561               5,921,747.67            2.12
           NE                 22                 219,700.65            0.08
           NJ                169               2,208,998.58            0.79
           NM                 31                 466,486.37            0.17
           NV                281               5,579,818.71            1.99
           NY                190               3,675,858.30            1.31
           OH                267               2,832,136.04            1.01
           OK                239               2,081,163.35            0.74
           OR                261               4,263,444.67            1.52
           PA                465               5,607,691.03            2.00
           RI                  4                  56,907.95            0.02
           SC                145               1,505,830.62            0.54
           TN                209               2,215,178.54            0.79
           TX              2,090              22,605,579.72            8.08
           UT                 63               1,151,564.49            0.41
           VA                 78                 899,235.58            0.32
           WA                605               8,100,609.62            2.89
           WV                 27                 324,315.95            0.12
           WY                 23                 198,129.10            0.07
           Totals:        17,251             279,905,900.10          100.00

(1) Determined by property address designated as such in the related Mortgaged Property.



- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      11


                         Summary Collateral Statistics
 Mortgaged Property Geographical Distribution by State of Group II Loans (1)

          States            Count                 Balance             %
           AR                272               1,338,757.37         17.10
           AZ                  4                  17,827.83          0.23
           CA                 26                 113,046.33          1.44
           CO                 44                 163,134.55          2.08
           CT                  1                   7,442.79          0.10
           FL                 35                 166,096.38          2.12
           GA                 48                 240,615.68          3.07
           HI                  1                   5,473.08          0.07
           IA                 25                 122,862.53          1.57
           ID                  1                   2,955.62          0.04
           IL                 13                  48,129.90          0.61
           IN                 23                  96,503.05          1.23
           KS                 10                  56,001.60          0.72
           KY                 16                  67,734.74          0.87
           LA                 42                 185,593.44          2.37
           MI                106                 373,102.26          4.77
           MO                 22                 122,481.65          1.56
           MS                 49                 221,278.63          2.83
           NC                139                 667,022.50          8.52
           NE                  1                   4,096.59          0.05
           NJ                  4                  23,032.20          0.29
           NM                  1                   2,959.29          0.04
           NY                  4                  17,407.56          0.22
           OH                 40                 167,274.83          2.14
           OK                106                 489,584.31          6.25
           OR                 25                 120,093.54          1.53
           PA                 22                 112,028.97          1.43
           SC                 37                 156,689.15          2.00
           TN                 26                 117,276.48          1.50
           TX                488               2,148,156.05         27.44
           VA                 11                  56,049.82          0.72
           WA                 94                 377,727.75          4.83
           WY                  4                  19,294.97          0.25
           Totals:         1,740               7,827,731.44        100.00

(1) Determined by property address designated as such in the related Mortgaged Property.



- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payment, draw and interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments, draw and losses on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      12